UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 21, 2009 (December __, 2009)

Asia Global Holdings Corp.
(Exact name of Registrant as specified in its charter)

NEVADA	000-50788	75-3026459
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Room 901, Haleson Building
1 Jubilee Street, Central
Hong Kong

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 852.2850.7680
Issuer’s fax number, including area code: (+852) 2850 7588

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year

On December 21, 2009, the Board of Directors of Asia Global Holdings Corp. (“the Company) authorized a change in the Company’s fiscal year end to September 30 from December 31, effective immediately.  This change of fiscal year was made to align the Company’s fiscal year with the fiscal year of Ultra Professional Limited, the Company’s operating subsidiary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA GLOBAL HOLDINGS CORP.

Dated: December 21, 2009	By:	/s/ Ping-Shun Lai
Peng-Shun Lai, Chief Executive Officer and Interim
Chief Financial Officer